EXHIBIT 10.02

FOURTH AMENDMENT AGREEMENT
This FOURTH AMENDMENT AGREEMENT (this “Amendment”) is entered into as of October 20, 2010, by and among EBAY INC., a Delaware corporation (the “Borrower”), the several financial institutions party hereto (each a “Lender” and, collectively, the “Lenders”), and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”).
The Borrower, the Lenders party thereto and the Administrative Agent entered into a Credit Agreement, dated as of November 7, 2006, as amended by the Amendment Agreement, dated as of August 2, 2007, as further amended by the Second Amendment Agreement, dated as of September 5, 2008, and as further amended by the Third Amendment Agreement, dated as of April 21, 2010 (as in effect as of the date of this Amendment, the “Credit Agreement”).
The Borrower has requested an amendment to the Credit Agreement, and the Administrative Agent and the Required Lenders are willing to consent to such amendment, subject to the terms and conditions of this Amendment.
In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

1.	Definitions; References; Interpretation.

(a)Unless otherwise specifically defined herein, each term used herein (including in the Recitals hereof) which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.

(b)Each reference to “this Agreement”, “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference contained in the Credit Agreement, and each reference to “the Credit Agreement” and each other similar reference in the other Loan Documents, shall from and after the Effective Date (as defined in Section 2) refer to the Credit Agreement as amended hereby.

(c)The rules of interpretation set forth in Section 1.02 of the Credit Agreement shall be applicable to this Amendment.

2.
Amendments to Credit Agreement. Subject to the terms and conditions hereof, Section 7.04 of the Credit Agreement is amended, effective as of the date of satisfaction of the conditions set forth in Section 4 (the “Effective Date”) by (i) deleting the word “or” occurring at the end of clause (l) thereof, (ii) replacing the period (“.”) occurring at the end of clause (m) thereof with “; or” and (iii) inserting the following additional clause (n) at the end of such Section:

“(n)    are restrictions or other conditions that limit the incurrence or assumption (including, without limitation, pursuant to a merger, consolidation or acquisition of capital stock or other assets) or maintenance of Liens on property of such Person or any of its Subsidiaries unless such Material Contractual Obligation is secured equally and ratably with any other obligation.”

3.	Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(a)No Default has occurred and is continuing (or would result from the amendment of the Credit Agreement contemplated hereby).

(b)The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.

(c)This Amendment constitutes the legal, valid and binding obligations of the Borrower, enforceable against it in accordance with its respective terms, subject to the effect of applicable bankruptcy, insolvency, arrangement, moratorium and other similar laws affecting creditors' rights generally and to the application of general principles of equity.

(d)The Borrower is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Administrative Agent and the Lenders or any other Person.

4.Conditions of Effectiveness. The effectiveness of Section 2 of this Amendment shall be subject to the satisfaction of the conditions precedent that (a) the Administrative Agent shall have received from the Borrower and each of the Required Lenders a duly executed original (or, if elected by the Administrative Agent, an executed facsimile or electronic copy) of this Amendment; and (b) the representations and warranties in Section 3 of this Amendment shall be true and correct on and as of the Effective Date with the same effect as if made on and as of the Effective Date.

5.	Miscellaneous.

(a)The Borrower acknowledges and agrees that the execution and delivery by the Administrative Agent and the Lenders of this Amendment shall not be deemed to create a course of dealing or an obligation to execute similar waivers or amendments under the same or similar circumstances in the future.

(b)This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted by the Credit Agreement.

(c)THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, the LAW OF THE STATE OF NEW YORK.

(d)This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment and the Credit Agreement constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4, this Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or PDF shall be effective as delivery of a manually executed counterpart of this Amendment.

(e)This Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement.

(f)If any provision of this Amendment is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Amendment, the Credit Agreement and the other Loan Documents shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(g)The Borrower agrees to pay or reimburse all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent), in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and Credit Agreement or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated).

(h)This Amendment shall constitute a Loan Document.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

EBAY INC.
By: /s/ Robert H. Swan
Name: Robert H. Swan
Title: Senior Vice President and
Chief Financial Officer

BANK OF AMERICA, N.A., as
Administrative Agent
By:     /s/ Dora A. Brown
Name: Dora A. Brown
Title: Vice President

BANK OF AMERICA, N.A., as a Lender
By:     /s/ Ronald J. Dorbny
Name: Ronald J. Drobny
Title: Senior Vice President

JPMORGAN CHASE BANK, N.A., as a Lender
By: /s/ Peter Thauer
Name: Peter Thauer
Title: Executive Director

WELLS FARGO BANK, n.a., as a Lender
By:     /s/ Lisa Cuppett
Name: Lisa Cuppett
Title: Senior Vice President

WILLIAM STREET COMMITMENT CORPORATION (Recourse only to assets of William Street Corporation), as a Lender
By:     /s/ Allison O'Connor
Name: Allison O'Connor
Title: Authorized Signatory

MORGAN STANLEY BANK, as a Lender
By:     /s/ Penny Tsekouras
Name: Penny Tsekouras
Title: Authorized Signatory

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender
By:     /s/ Lawrence Li
Name: Lawrence Li
Title: Vice President

CITIBANK, N.A., as a Lender
By:     /s/ Avrum Spiegel
Name: Avrum Spiegel
Title: Managing Director

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (FKA Credit Suisse, Cayman Islands Branch), as a Lender
By:     /s/ Karl Studer
Name: Karl Studer
Title: Director
By:     /s/ Daniel Wiget
Name: Daniel Wiget
Title: Assistant Vice President

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender
By:     /s/ Andreas Neumeier
Name: Andreas Neumeier
Title: Managing Director
By:     /s/ Heidi Sandquist
Name: Heidi Sandquist
Title: Director

THE ROYAL BANK OF SCOTLAND PLC, as a Lender
By:     /s/ Richard Ong Pho
Name: Richard Ong Pho
Title: Vice President